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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES PURSUANT TO SECTION 12(b) OR
                  (g) OF THE SECURITIES EXCHANGE ACT OF 1934

musicmaker.com, Inc.
--------------------
(Exact Name of Registrant as Specified in Its Charter)

Delaware                                            54-1811721
------------------------------------------          ----------
(State of Incorporation                             (IRS Employer
or Organization)                                    Identification No.)

1831 Wiehle Avenue
Suite 128
Reston, VA                                            20190
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(Address of principal executive offices)            (Zip Code)

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to which this form
relates:    333-72685

Securities to be registered pursuant to Section 12(b) of the Act:    None

Securities to be registered pursuant to Section 12(g) of the Act:

common stock, par value $0.01 per share
---------------------------------------
(Title of Class)
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Item 1.  Description of Registrant's Securities to be Registered.
         --------------------------------------------------------

     The description of the common stock of Registrant set forth under the caption "Description of Securities" in Registrant's Registration Statement on Form S-1 (File No. 333-72685) as originally filed with the Securities and Exchange Commission on February 19, 1999, and as subsequently amended (the "Registration Statement"), and in the Prospectus included in the Registration Statement, is hereby incorporated by reference in response to this Item.

Item 2.    Exhibits.
           ---------

     The following exhibits are filed herewith or incorporated herein by reference:

Exhibit
Number    Exhibit Title or Description
-------   ----------------------------

 3.1 Form of Registrant's Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Registration Statement).
 3.2 Registrant's Bylaws (incorporated by reference to Exhibit 3.2 to the Registration Statement).
 4.1 Form of common stock certificate for the Registrant's Common Stock (incorporated by reference to Exhibit 4.1 to the Registration Statement).
 99.1 The description of Registrant's common stock set forth under the caption "Description of Securities" on pages 51 through 53 of the Prospectus included in the Registration Statement.

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                                   SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        musicmaker.com, Inc.



Date:  July 1, 1999                     By: /s/ Robert P. Bernardi
                                            ----------------------
                                            Robert P. Bernardi
                                            Chairman, Co-Chief
                                            Executive Officer


                               INDEX TO EXHIBITS


Exhibit
Number      Exhibit Title or Description
-------     ----------------------------

  3.1 Form of Registrant's Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Registration Statement).
  3.2 Registrant's Bylaws (incorporated by reference to Exhibit 3.2 to the Registration Statement).
  4.1 Form of common stock certificate for the Registrant's Common Stock (incorporated by reference to Exhibit 4.1 to the Registration Statement).
 99.1 The description of Registrant's common stock set forth under the caption "Description of Securities" on pages 51 through 53 of the Prospectus included in the Registration Statement.


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